EXHIBIT 99.1

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE

In re: CAPSTONE GREEN ENERGY CORPORATION, et al., Debtors.[1]	: : : : : : : :	Chapter 11 Case No. 23-11634 (LSS) (Jointly Administered)
	:	Re: Docket No. 12

INTERIM ORDER (I) APPROVING NOTIFICATION AND

HEARING PROCEDURES FOR CERTAIN TRANSFERS

OF COMMON STOCK AND (II) GRANTING RELATED RELIEF

Upon the motion (the “Motion”)2 of the above-captioned debtors and debtors in possession (collectively, the “Debtors”) for entry of an interim order (this “Interim Order”), (i) authorizing and approving the Procedures related to transfers of Beneficial Ownership of Common Stock, (ii) directing that any purchase, sale, or other transfer of Beneficial Ownership of Common Stock in violation of the Procedures shall be null and void ab initio, and (iii) granting related relief, all as more fully set forth in the Motion; and upon the First Day Declaration; and this Court having jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order; and this Court having found that this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2); and this Court having found that venue of this proceeding and the Motion in this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and this Court having found that the relief requested in the Motion is in the best interests of the Debtors’ estates, their creditors, and other parties in interest; and this Court having found that the Debtors’ notice of the Motion and opportunity for a

[1]

The Debtors in these Chapter 11 Cases, along with the last four digits of each Debtor’s federal tax identification number are: Capstone Green Energy Corporation (0883); Capstone Turbine International, Inc. (4270); and Capstone Turbine Financial Services, LLC (N/A).  The Debtors’ mailing address is 16640 Stagg Street, Van Nuys, California 91406.

[2]	Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Motion.

hearing on the Motion were appropriate under the circumstances and no other notice need be provided; and this Court having reviewed the Motion and having heard the statements in support of the relief requested therein at a hearing before this Court, if any (the “Hearing”); and this Court having determined that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein; and upon all of the proceedings had before this Court; and after due deliberation and sufficient cause appearing therefore, it is

HEREBY ORDERED THAT:

1.The Motion is granted on an interim basis as set forth in this Interim Order.
2.The final hearing (the “Final Hearing”) on the Motion shall be held on November 7, 2023, at 10:00 a.m., prevailing Eastern Time.  Any objections or responses to entry of a final order on the Motion shall be filed on or before 4:00 p.m., prevailing Eastern Time, on October 31, 2023 and shall be served on: (a) proposed counsel for the Debtors, (i) Katten Muchin Rosenman LLP, 525 W. Monroe Street, Chicago, IL 60661, Attn: Peter A. Siddiqui, Esq. (peter.siddiqui@katten.com) and Ethan D. Trotz, Esq. (ethan.trotz@katten.com) and (ii) Young Conaway Stargatt & Taylor, LLP, Rodney Square, 1000 North King Street, Wilmington, DE 19801, Attn: Matthew B. Lunn, Esq. (mlunn@ycst.com) and Shane M. Reil, Esq. (sreil@ycst.com); (b) counsel for the NPA Collateral Agent, Pre-Petition Secured Parties, and proposed DIP Purchaser, Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, NY 10006, Attn: Sean O’Neal (soneal@cgsh.com); (c) any statutory committee appointed in these Chapter 11 Cases; and (d) the Office of the United States Trustee for the District of Delaware, 844 King Street Suite 2207, Lockbox 35, Wilmington, DE 19801, Attn: Linda Casey (Linda.Casey@usdoj.gov).  In the event no objections to entry of a final order on the Motion are timely received, this Court may enter such final order without need for the Final Hearing.

2

3.The Procedures, as set forth in Exhibit 1 attached hereto, are hereby approved; provided, however, that any party in interest may file a motion and seek emergency relief from the Procedures based upon a showing of sufficient cause; provided further that the Debtors’ and the other Notice Parties’ rights to oppose such relief are fully reserved and preserved.
4.Any transfer of Beneficial Ownership of Common Stock in violation of the Procedures, including but not limited to the notice requirements, shall be null and void ab initio.
5.The Debtors shall post the Procedures to the website established by Kroll Restructuring Administration LLC for these Chapter 11 Cases (https://cases.ra.kroll.com/capstone).
6.The requirements set forth in this Interim Order are in addition to the requirements of applicable law and do not excuse compliance therewith.
7.Nothing contained in the Motion or this Interim Order, and no action taken pursuant to the relief requested or granted, is intended as or shall be construed or deemed to be:  (a) an admission as to the amount of, basis for, or validity of any claim against the Debtors under the Bankruptcy Code or other applicable nonbankruptcy law; (b) a waiver of the Debtors’ or any other party in interest’s right to dispute any claim on any grounds; (c) a promise or requirement to pay any particular claim; (d) an implication, admission or finding that any particular claim is an administrative expense claim, other priority claim or otherwise of a type specified or defined in the Motion or this Interim Order; (e) a request or authorization to assume, adopt, or reject any agreement, contract, or lease pursuant to section 365 of the Bankruptcy Code; (f) an admission as to the validity, priority, enforceability or perfection of any lien on, security interest in, or other encumbrance on property of the Debtors’ estates; or (g) a waiver or limitation of any claims, causes

3

of action or other rights of the Debtors or any other party in interest against any person or entity under the Bankruptcy Code or any other applicable law.
8.The Debtors have demonstrated that the requested relief is “necessary to avoid immediate and irreparable harm,” as contemplated by Bankruptcy Rule 6003.
9.Other than to the extent that this Interim Order expressly conditions or restricts trading in Common Stock, nothing in this Interim Order or in the Motion shall, or shall be deemed to, prejudice, impair, or otherwise alter or affect the rights of any holders of Common Stock, including in connection with the treatment of any such stock under any chapter 11 plan or any applicable bankruptcy court order.
10.Notice of the Motion as provided therein shall be deemed good and sufficient notice of such Motion and the requirements of Bankruptcy Rule 6004(a) and the Local Rules are satisfied by such notice.
11.Notwithstanding Bankruptcy Rule 6004(h), the terms and conditions of this Interim Order are immediately effective and enforceable upon its entry.
12.The Debtors are authorized to take all actions necessary to effectuate the relief granted in this Interim Order in accordance with the Motion.
13.This Court retains exclusive jurisdiction with respect to all matters arising from or related to the implementation, interpretation, and enforcement of this Interim Order.

4

Exhibit 1

Procedures for Transfers of Beneficial Ownership of Common Stock

PROCEDURES FOR TRANSFERS OF COMMON STOCK1

The following procedures apply to transfers of Debtor Capstone Green Energy Corporation’s existing class of common stock or any Beneficial Ownership2 therein (collectively, the “Common Stock”):

a.Procedures for Transfers of Common Stock
i.	Any entity (as defined in section 101(15) of the Bankruptcy Code, an “Entity”) that is a Substantial Shareholder (as defined herein) must file with the Court, and serve upon: (a) proposed counsel for the Debtors, (i) Katten Muchin Rosenman LLP, 525 W. Monroe Street, Chicago, IL 60661, Attn: Peter A. Siddiqui, Esq. (peter.siddiqui@katten.com) and Ethan D. Trotz, Esq. (ethan.trotz@katten.com) and (ii) Young Conaway Stargatt & Taylor, LLP, Rodney Square, 1000 North King Street, Wilmington, DE 19801, Attn: Matthew B. Lunn, Esq. (mlunn@ycst.com); (b) counsel for the NPA Collateral Agent, Pre-Petition Secured Parties, and proposed DIP Purchaser, Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, NY 10006, Attn: Sean O’Neal (soneal@cgsh.com); (c) any statutory committee appointed in these Chapter 11 Cases; and (d) the Office of the United States Trustee for the District of Delaware, 844 King Street Suite 2207, Lockbox 35, Wilmington, DE 19801, Attn: Linda Casey (Linda.Casey@usdoj.gov) (collectively, the “Notice Parties”), a declaration of such status, substantially in the form attached to the Procedures as Exhibit 1A (each, a “Declaration of Status as a Substantial Shareholder”), on or before the later of (A) twenty (20) calendar days after the date of the Notice of Interim Order, or (B) ten (10) calendar days after becoming a Substantial Shareholder; provided that, for the avoidance of doubt, the other procedures set forth herein shall apply to any Substantial Shareholder even if no Declaration of Status as a Substantial Shareholder has been filed.
[1]	Capitalized terms used but not otherwise defined herein have the meanings given to them in the Motion.
[2]

“Beneficial Ownership” will be determined in accordance with the applicable rules of sections 382 and 383 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”) and the U.S. Department of the Treasury regulations thereunder (“Treasury Regulations”) (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire).  An “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable; provided that an Option shall not include the Pre-Petition Warrants (as defined in the Plan).

ii.	Prior to effectuating any transfer of Beneficial Ownership of Common Stock that would result in an increase in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an Entity or individual becoming a Substantial Shareholder, the parties to such transaction must file with the Court, and serve upon the Notice Parties, an advance written declaration of the intended transfer of Common Stock, substantially in the form attached to the Procedures as Exhibit 1B (each, a “Declaration of Intent to Accumulate Common Stock”).
iii.	Prior to effectuating any transfer of Beneficial Ownership of Common Stock that would result in a decrease in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an Entity or individual ceasing to be a Substantial Shareholder, the parties to such transaction must file with the Court, and serve upon the Notice Parties, an advance written declaration of the intended transfer of Common Stock, substantially in the form attached to the Procedures as Exhibit 1C (each, a “Declaration of Intent to Transfer Common Stock”, and together with a Declaration of Intent to Accumulate Common Stock, each, a “Declaration of Proposed Transfer”).
iv.	The Debtors and the other Notice Parties shall have five (5) calendar days after receipt of a Declaration of Proposed Transfer to file with the Court and serve on such Substantial Shareholder or potential Substantial Shareholder an objection to any proposed transfer of Beneficial Ownership of Common Stock described in the Declaration of Proposed Transfer on the grounds that such transfer might adversely affect the Debtors’ ability to utilize their Tax Attributes. If the Debtors or any of the other Notice Parties file an objection, such transaction will remain ineffective unless such objection is withdrawn, or such transaction is approved by a final and non-appealable order of the Court. If the Debtors and the other Notice Parties do not object within such five-day period, such transaction can proceed solely as set forth in the Declaration of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices in accordance with the procedures set forth herein, with an additional five-day waiting period for each Declaration of Proposed Transfer. To the extent that the Debtors receive an appropriate Declaration of Proposed Transfer and determine in their business judgment not to object, they shall provide notice of that decision as soon as is reasonably practicable to any statutory committee(s) appointed in these Chapter 11 Cases.
v.	For purposes of these Procedures: (i) a “Substantial Shareholder” is any Entity or individual person that has Beneficial Ownership of at least 832,500 shares of Common Stock (representing approximately 4.5 percent of all issued and outstanding shares of Common Stock); and (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the IRC, and the Treasury Regulations promulgated thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A))

2

and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single Entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire). An “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable; provided that an Option shall not include the Pre-Petition Warrants (as defined in the Plan).
b.Notice Procedures
i.	No later than October 2, 2023 the Debtors shall serve a notice by first class mail or overnight mail, postage prepaid, substantially in the form attached to the Procedures as Exhibit 1D (the “Notice of Interim Order”), on: (i) the U.S. Trustee for the District of Delaware; (ii) the entities listed on the consolidated list of creditors holding the thirty (30) largest unsecured claims; (iii) the U.S. Securities and Exchange Commission; (iv) the Internal Revenue Service; (v) any official committees appointed in these Chapter 11 Cases; and (vi) each equity security holder directly registered with the transfer agent for the Debtors’ Common Stock and all banks, brokers, intermediaries, other nominees or their mailing agents (collectively, “Nominees”) that hold the Common Stock in “street name” for the beneficial holders (with instructions to serve down to the beneficial holders of Common Stock, as applicable). Additionally, no later than three (3) business days following entry of the Final Order, or as soon as reasonably practicable thereafter, the Debtors shall serve a Notice of Interim Order modified to reflect that the Final Order has been entered (as modified, the “Notice of Final Order”) on the same entities that received the Notice of Interim Order.
ii.	All registered holders of Common Stock and Nominees that hold the Common Stock in “street name” shall be required to serve the Notice of Interim Order or Notice of Final Order, as applicable, on any holder for whose benefit such registered or nominee holder holds such Common Stock, down the chain of ownership for all such holders of Common Stock.
iii.	Any Entity or individual, or broker or agent acting on such Entity’s or individual’s behalf who sells Common Stock to another Entity or individual, shall be required to serve a copy of the Notice of Interim Order

3

or Notice of Final Order, as applicable, on such purchaser of such Common Stock, or any broker or agent acting on such purchaser’s behalf.
iv.	To the extent confidential information is required in any declaration described in the Procedures, such confidential information may be filed and served in redacted form pending a motion seeking to file such information in redacted form; provided, however, that any such declarations served on the Debtors shall not be in redacted form. The Debtors shall keep all information provided in such declarations strictly confidential and shall not disclose the contents thereof to any person except: (i) to the extent necessary to respond to a petition or objection filed with the Court; (ii) to the extent otherwise required by law; or (iii) to the extent that the information contained therein is already public; provided, however, that the Debtors may disclose the contents thereof to their professional advisors, who shall keep all such notices strictly confidential and shall not disclose the contents thereof to any other person, subject to further Court order. To the extent confidential information is necessary to respond to a petition or objection filed with the Court, such confidential information shall be filed under seal or in a redacted form pending a motion seeking to file such information under seal or in redacted form.

4

Exhibit 1A

Declaration of Status as a Substantial Shareholder

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE

In re: CAPSTONE GREEN ENERGY CORPORATION, et al., Debtors.[1]	: : : : : : :	Chapter 11 Case No. 23-11634 (LSS) (Jointly Administered)
	:	Re: Docket No. __

DECLARATION OF STATUS AS A SUBSTANTIAL SHAREHOLDER2

PLEASE TAKE NOTICE that the undersigned party is/has become a Substantial Shareholder with respect to the existing classes of common stock or any Beneficial Ownership therein (any such record or Beneficial Ownership of common stock, collectively, the “Common Stock”) of Capstone Green Energy Corporation, a debtor and debtor in possession in Case No. 23-11634 (LSS) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

PLEASE TAKE FURTHER NOTICE that, as of ______________ ___, 2023, the undersigned party currently has Beneficial Ownership of ____________ shares of Common Stock.

[1]

The Debtors in these Chapter 11 Cases, along with the last four digits of each Debtor’s federal tax identification number are: Capstone Green Energy Corporation (0883); Capstone Turbine International, Inc. (4270); and Capstone Turbine Financial Services, LLC (N/A).  The Debtors’ mailing address is 16640 Stagg Street, Van Nuys, California 91406.

[2]

For purposes of these Procedures: (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership of at least 832,500 shares of Common Stock (representing approximately 4.5 percent of issued and outstanding shares of Common Stock); and (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of sections 382 and 383 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire).  An “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable; provided that an Option shall not include the Pre-Petition Warrants (as defined in the Plan).

The following table sets forth the date(s) on which the undersigned party acquired Beneficial Ownership of such Common Stock:

Number of Shares of Common Stock	Date Acquired

(Attach additional page or pages if necessary)

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are _____________.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and (II) Granting Related Relief [Docket No.__] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Notice Parties (as defined in the Order).

PLEASE TAKE FURTHER NOTICE that, at the election of the Substantial Shareholder, the Declaration to be filed with this Court (but not the Declaration that is served upon the Notice Parties) may be redacted to exclude the Substantial Shareholder’s taxpayer identification number and the amount of Common Stock that the Substantial Shareholder beneficially owns.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this

2

Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Substantial Shareholder)

By:

________________________________

Name: ___________________________________

Address: _________________________________

_________________________________________

Telephone: _______________________________

Facsimile: ________________________________

Dated:  ____________ __, 20__

______________, __________

(City)(State)

3

Exhibit 1B

Declaration of Intent to Accumulate Common Stock

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE

In re: CAPSTONE GREEN ENERGY CORPORATION, et al., Debtors.[1]	: : : : : : :	Chapter 11 Case No. 23-11634 (LSS) (Jointly Administered)
	:	Re: Docket No. __

DECLARATION OF INTENT TO ACCUMULATE COMMON STOCK2

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to purchase, acquire, or otherwise accumulate (the “Proposed Transfer”) one or more shares of the existing classes of common stock or any Beneficial Ownership therein (any such record or Beneficial Ownership of common stock, collectively, the “Common Stock”) of Capstone Green Energy Corporation, a debtor and debtor in possession in Case No. 23-11634 (LSS) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

[1]

The Debtors in these Chapter 11 Cases, along with the last four digits of each Debtor’s federal tax identification number are: Capstone Green Energy Corporation (0883); Capstone Turbine International, Inc. (4270); and Capstone Turbine Financial Services, LLC (N/A).  The Debtors’ mailing address is 16640 Stagg Street, Van Nuys, California 91406.

[2]

For purposes of these Procedures: (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership of at least 832,500 shares of Common Stock (representing approximately 4.5 percent of issued and outstanding shares of Common Stock); and (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of sections 382 and 383 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire). An “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable; provided that an Option shall not include the Pre-Petition Warrants (as defined in the Plan).

PLEASE TAKE FURTHER NOTICE that, if applicable, on _________ __, 2023, the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of _________ shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to purchase, acquire, or otherwise accumulate Beneficial Ownership of ________ shares of Common Stock or an Option with respect to _________ shares of Common Stock.  If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of _______ shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are _________.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and (II) Granting Related Relief [Docket No. __] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Notice Parties (as defined in the Order).

PLEASE TAKE FURTHER NOTICE that, at the election of the undersigned party, the Declaration to be filed with this Court (but not the Declaration that is served upon the Notice Parties) may be redacted to exclude the undersigned party’s taxpayer identification number and the amount of Common Stock that the undersigned party beneficially owns.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

2

PLEASE TAKE FURTHER NOTICE that the Debtors and the other Notice Parties have five (5) calendar days after receipt of this Declaration to object to the Proposed Transfer described herein.  If the Debtors or any of the other Notice Parties file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn or such transaction is approved by a final and non-appealable order of the Court.  If the Debtors and the other Notice Parties do not object within such five-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party purchasing, acquiring, or otherwise accumulating Beneficial Ownership of additional shares of Common Stock will each require an additional notice filed with the Court to be served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Substantial Shareholder)

By:

________________________________

Name: ___________________________________

Address: _________________________________

_________________________________________

Telephone: _______________________________

Facsimile: ________________________________

Dated:  ____________ __, 20__

______________, __________

(City)(State)

3

Exhibit 1C

Declaration of Intent to Transfer Common Stock

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE

In re: CAPSTONE GREEN ENERGY CORPORATION, et al., Debtors.[1]	: : : : : : :	Chapter 11 Case No. 23-11634 (LSS) (Jointly Administered)
	:	Re: Docket No. __

DECLARATION OF INTENT TO TRANSFER COMMON STOCK2

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to sell, trade, or otherwise transfer (the “Proposed Transfer”) one or more shares of the existing classes of common stock or any Beneficial Ownership therein (any such record or Beneficial Ownership of common stock, collectively, the “Common Stock”) of Capstone Green Energy Corporation, a debtor and debtor in possession in Case No. 23-11634 (LSS) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

[1]

The Debtors in these Chapter 11 Cases, along with the last four digits of each Debtor’s federal tax identification number are: Capstone Green Energy Corporation (0883); Capstone Turbine International, Inc. (4270); and Capstone Turbine Financial Services, LLC (N/A).  The Debtors’ mailing address is 16640 Stagg Street, Van Nuys, California 91406.

[2]

For purposes of these Procedures: (i) a “Substantial Shareholder” is any entity or individual that has Beneficial Ownership of at least 832,500 shares of Common Stock (representing approximately 4.5 percent of issued and outstanding shares of Common Stock); and (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of sections 382 and 383 of the Internal Revenue Code of 1986, 26 U.S.C. §§ 1–9834 as amended (the “IRC”), and the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)), and includes direct, indirect, and constructive ownership (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity, and (5) a holder would be considered to beneficially own equity securities that such holder has an Option to acquire). An “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable; provided that an Option shall not include the Pre-Petition Warrants (as defined in the Plan).

PLEASE TAKE FURTHER NOTICE that, if applicable, on _________ __, 2023, the undersigned party filed a Declaration of Status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of _________ shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to sell, trade, or otherwise transfer Beneficial Ownership of ________ shares of Common Stock or an Option with respect to ________ shares of Common Stock.  If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of ________ shares of Common Stock after such transfer becomes effective.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are ________.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and (II) Granting Related Relief [Docket No. __] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon the Notice Parties (as defined in the Order).

PLEASE TAKE FURTHER NOTICE that, at the election of the undersigned party, the Declaration to be filed with this Court (but not the Declaration that is served upon the Notice Parties) may be redacted to exclude the undersigned party’s taxpayer identification number and the amount of Common Stock that the undersigned party beneficially owns.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

PLEASE TAKE FURTHER NOTICE that the Debtors and the other Notice Parties have five (5) calendar days after receipt of this Declaration to object to the Proposed Transfer described herein.  If the Debtors or any of the other Notice Parties file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn or such transaction is approved by a final and non-appealable order of the Court.  If the Debtors and the other Notice Parties do not object within such five-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party selling, trading, or otherwise transferring Beneficial Ownership of additional shares of Common Stock will each require an additional notice filed with the Court to be served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Substantial Shareholder)

By:

________________________________

Name: ___________________________________

Address: _________________________________

_________________________________________

Telephone: _______________________________

Facsimile: ________________________________

Dated:  ____________ __, 20__

______________, __________

(City)(State)

3

Exhibit 1D

Notice of Interim Order

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE

In re: CAPSTONE GREEN ENERGY CORPORATION, et al., Debtors.[11]	: : : : : : :	Chapter 11 Case No. 23-11634 (LSS) (Jointly Administered)
	:	Re: Docket No. __

NOTICE OF INTERIM ORDER (I) APPROVING

NOTIFICATION AND HEARING PROCEDURES FOR CERTAIN
TRANSFERS OF COMMON STOCK AND (II) GRANTING RELATED RELIEF

TO:  ALL ENTITIES (AS DEFINED BY SECTION 101(15) OF THE BANKRUPTCY CODE) THAT MAY HOLD BENEFICIAL OWNERSHIP OF THE EXISTING CLASSES OF COMMON STOCK (THE “COMMON STOCK”) OF CAPSTONE GREEN ENERGY CORPORATION:

PLEASE TAKE NOTICE that on September 28, 2023 (the “Petition Date”), the above-captioned debtors and debtors in possession (collectively, the “Debtors”), filed petitions with the United States Bankruptcy Court for the District of Delaware (the “Court”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”).  Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of property of or from the Debtors’ estates or to exercise control over property of or from the Debtors’ estates.

PLEASE TAKE FURTHER NOTICE that on September 28, 2023, the Debtors filed the Motion of Debtors for Entry of Interim and Final Orders (I) Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and (II) Granting Related Relief [Docket No. 12] (the “Motion”).

[11]

The Debtors in these Chapter 11 Cases, along with the last four digits of each Debtor’s federal tax identification number are: Capstone Green Energy Corporation (0883); Capstone Turbine International, Inc. (4270); and Capstone Turbine Financial Services, LLC (N/A).  The Debtors’ mailing address is 16640 Stagg Street, Van Nuys, California 91406.

PLEASE TAKE FURTHER NOTICE that on September ___, 2023, the Court entered the Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and (II) Granting Related Relief [Docket No. ___] (the “Interim Order”) approving procedures for certain transfers of Common Stock set forth in Exhibit 1 attached to the Interim Order (the “Procedures”).12

PLEASE TAKE FURTHER NOTICE that, pursuant to the Interim Order, a Substantial Shareholder may not consummate any purchase, sale, or other transfer of Common Stock or Beneficial Ownership of Common Stock in violation of the Procedures, and any such transaction in violation of the Procedures shall be null and void ab initio.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Interim Order, the Procedures shall apply to the holding and transfers of Common Stock or any Beneficial Ownership therein by a Substantial Shareholder or someone who may become a Substantial Shareholder.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Interim Order, upon the request of any entity, the proposed notice, claims, and solicitation agent for the Debtors, Kroll Restructuring Administration LLC, will provide a copy of the Interim Order and a form of each of the declarations required to be filed by the Procedures in a reasonable period of time.  Such declarations are also available via PACER on the Court’s website at https://ecf.deb.uscourts.gov/ for a fee, or free of charge by accessing the Debtors’ restructuring website at https://cases.ra.kroll.com/capstone.

PLEASE TAKE FURTHER NOTICE that the final hearing (the “Final Hearing”) on the Motion shall be held on November 7, 2023, at 10:00 a.m., prevailing Eastern Time.  Any objections or responses to entry of a final order on the Motion shall be filed on or before 4:00 p.m., prevailing

[12]	Capitalized terms used but not otherwise defined herein have the meanings given to them in the Interim Order or the Motion, as applicable.

Eastern Time, on the date that is seven (7) days prior to the final hearing, on October 31, 2023, and shall be served on:  (a) proposed counsel for the Debtors, (i) Katten Muchin Rosenman LLP, 525 W. Monroe Street, Chicago, IL 60661, Attn: Peter A. Siddiqui, Esq. (peter.siddiqui@katten.com) and Ethan D. Trotz, Esq. (ethan.trotz@katten.com) and (ii) Young Conaway Stargatt & Taylor, LLP, Rodney Square, 1000 North King Street, Wilmington, DE 19801, Attn: Matthew B. Lunn, Esq. (mlunn@ycst.com) and Shane M. Reil, Esq. (sreil@ycst.com); (b) counsel for the NPA Collateral Agent, Pre-Petition Secured Parties, and proposed DIP Purchaser, Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, NY 10006, Attn: Sean O’Neal (soneal@cgsh.com); (c) any statutory committee appointed in these Chapter 11 Cases; and (d) the Office of the United States Trustee for the District of Delaware, 844 King Street Suite 2207, Lockbox 35, Wilmington, DE 19801, Attn: Linda Casey (Linda.Casey@usdoj.gov).  In the event no objections to entry of the Final Order on the Motion are timely received, the Court may enter such Final Order without need for the Final Hearing.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Interim Order, failure to follow the procedures set forth in the Interim Order shall constitute a violation of, among other things, the automatic stay provisions of section 362 of the Bankruptcy Code.

PLEASE TAKE FURTHER NOTICE that nothing in the Interim Order shall preclude any person desirous of acquiring any Common Stock from requesting relief from the Interim Order from this Court, subject to the Debtors’ and the other Notice Parties’ rights to oppose such relief.

PLEASE TAKE FURTHER NOTICE that other than to the extent that the Interim Order expressly conditions or restricts trading in Common Stock, nothing in the Interim Order or in the Motion shall, or shall be deemed to, prejudice, impair, or otherwise alter or affect the rights of any holders of Common Stock, including in connection with the treatment of any such stock under any chapter 11 plan or any applicable bankruptcy court order.

PLEASE TAKE FURTHER NOTICE that any prohibited purchase, sale, other transfer of Common Stock, beneficial ownership thereof, or option with respect thereto in violation of the Interim Order is prohibited and shall be null and void ab initio and may be subject to additional sanctions as this court may determine.

PLEASE TAKE FURTHER NOTICE that the requirements set forth in the Interim Order are in addition to the requirements of applicable law and do not excuse compliance therewith.

[Remainder of page left blank intentionally]

Dated:September [__], 2023	/s/
Wilmington, Delaware

YOUNG CONAWAY STARGATT & TAYLOR, LLP

Matthew B. Lunn (No. 4119)

Shane M. Reil (No. 6195)

Rodney Square

1000 North King Street

Wilmington, DE 19801

Telephone: (302) 571-6600

Facsimile: (302) 571-1253

Email: mlunn@ycst.com

sreil@ycst.com

-and-

KATTEN MUCHIN ROSENMAN LLP

Peter A. Siddiqui (pro hac vice pending)

Ethan D. Trotz (pro hac vice pending)

Kenneth N. Hebeisen (pro hac vice pending)

525 W. Monroe Street

Chicago, IL 60661

Telephone: (312) 902-5200

Facsimile: (312) 902-1061

Email: peter.siddiqui@katten.com

ethan.trotz@katten.com

ken.hebeisen@katten.com

Proposed Attorneys for the Debtors

and Debtors in Possession